UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2022 (July 11, 2022)

PROKIDNEY CORP.

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-40560	98-1586514
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Frontis Plaza Blvd. Suite 250
Winston-Salem, North Carolina		27103
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 336 999-7029

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, $0.0001 par value per share	PROK	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously reported in the Current Report on Form 8-K filed by the registrant on July 15, 2022 (the “Original Report”), on July 11, 2022 (the “Closing Date”), ProKidney Corp. (formerly Social Capital Suvretta Holdings Corp. III (“SCS”)), a Cayman Islands exempted company, consummated the previously announced Business Combination (as defined below) with ProKidney LP, a limited partnership registered under the laws of Ireland (“ProKidney”). In connection with the closing of the Business Combination, the registrant changed its name from “Social Capital Suvretta Holdings Corp. III” to “ProKidney Corp.” ProKidney Corp. will continue the existing business operations of ProKidney as a publicly traded company.

As used in this Amendment No. 1 to the Current Report on Form 8-K (“Amendment No. 1”), unless otherwise stated or the context clearly indicates otherwise, the terms the “registrant,” the “Company,” “we,” “us,” and “our” refer to ProKidney Corp., and its subsidiaries at and after the Closing Date and giving effect to the consummation of the Business Combination.

This Amendment No. 1 to the Original Report is being filed solely for the purpose of amending the disclosure under Item 2.01 - Completion of Acquisition or Disposition of Assets – Form 10 Information - Management’s Discussion and Analysis of Financial Condition and Results of Operations and the historical financial statements provided under Items 9.01(a) and 9.01(b) in the Original Report to include (i) Management’s Discussion and Analysis of Financial Condition and Results of Operations of ProKidney for the three and six months ended June 30, 2022, (ii) the unaudited condensed consolidated financial statements of ProKidney as of and for the three and six months ended June 30, 2022, and (iii) the unaudited pro forma condensed combined financial information of SCS and ProKidney as of and for the three and six months ended June 30, 2022.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The information set forth in Exhibit 99.2 to this Amendment No. 1 is incorporated herein by reference.

Financial Statements, Supplementary Data and Exhibits

The information set forth in sections (a), (b) and (d) of Item 9.01 of this Amendment No. 1 is incorporated herein by reference

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Included as Exhibit 99.1 and incorporated herein by reference is Management’s Discussion and Analysis of Financial Condition and Results of Operations of ProKidney LP and Subsidiaries for the three and six months ended June 30, 2022. The unaudited condensed consolidated financial statements of ProKidney LP and Subsidiaries, as of June 30, 2022 and for the three and six months ended June 30, 2022, and the related notes thereto are attached as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of ProKidney LP and Subsidiaries as of and for the three and six months ended June 30, 2022 is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

(d) Exhibits.

The exhibits filed as part of this Current Report on Form 8-K are listed in the index to exhibits immediately preceding the signature page to this Current Report on Form 8-K, which index to exhibits is incorporated herein by reference.

Exhibit No.	Description of Exhibit
99.1*	Management’s Discussion and Analysis of Financial Condition and Results of Operations of ProKidney LP and Subsidiaries for the three and six months ended June 30, 2022.
99.2*	Unaudited Condensed Consolidated Financial Statements of ProKidney LP and Subsidiaries as of June 30, 2022 and December 31, 2021 and for the three and six months ended June 30, 2022.
99.3*	Unaudited Pro Forma Condensed Combined Financial Information of the Company as of and for the six months ended June 30, 2022.
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

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* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROKIDNEY CORP.

Date:	August 12, 2022	By:	/s/ James Coulston
Name: James Coulston Title: Chief Financial Officer